EXHIBIT 99.1

VERSO PAPER HOLDINGS LLC AND VERSO PAPER INC. ANNOUNCE
EXTENSION OF EXPIRATION DATE FOR EXCHANGE OFFERS FOR THEIR
SECOND PRIORITY ADJUSTABLE SENIOR SECURED NOTES AND
ADJUSTABLE SENIOR SUBORDINATED NOTES
MEMPHIS, Tenn. (August 21, 2015) - Verso Paper Holdings LLC and Verso Paper Inc. (collectively, the “Issuers”), wholly owned subsidiaries of Verso Corporation (NYSE:VRS), announced today that they have extended the expiration date for their previously announced exchange offers from 5:00 p.m., New York City time, on Thursday, August 20, 2015, to 5:00 p.m., New York City time, on Tuesday, August 25, 2015, unless further extended. All other terms, provisions and conditions of the exchange offers will remain in full force and effect.
On July 22, 2015, the Issuers commenced their offers to exchange up to $180,767,777 aggregate principal amount of their Second Priority Adjustable Senior Secured Notes and related guarantees registered under the Securities Act of 1933 (the “Securities Act”) for any and all of the outstanding like principal amount of their Second Priority Adjustable Senior Secured Notes and related guarantees (the “Original Second Priority Notes”), and $65,026,237 aggregate principal amount of their Adjustable Senior Subordinated Notes and related guarantees registered under the Securities Act for any and all of the outstanding like principal amount of their Adjustable Senior Subordinated Notes and related guarantees (the “Original Subordinated Notes”).
As of 5:00 p.m., New York City time, on August 20, 2015, Wilmington Trust, National Association, the exchange agent for the exchange offers, has advised that $180,691,241 aggregate principal amount of the outstanding Original Second Priority Notes had been tendered for exchange, representing approximately 99.96% of such outstanding notes, and that $64,924,687 aggregate principal amount of the outstanding Original Subordinated Notes had been tendered for exchange, representing approximately 99.84% of such outstanding notes.
On July 21, 2015, the Securities and Exchange Commission declared the Form S-4 registration statement filed by the Issuers regarding the exchange offers effective under the Securities Act. The expiration date for the exchange offers is being extended to provide time for the remaining outstanding Original Second Priority Notes and Original Subordinated Notes to be exchanged.
This press release does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offering, solicitation or sale would be unlawful. A copy of the prospectus and other materials related to the exchange offers may be obtained from the exchange agent, Wilmington Trust, National Association, by calling (302) 636-6470.

About Verso
Verso Corporation is the turn-to company for those looking to successfully navigate the complexities of paper sourcing and performance. The leading North American producer of printing and specialty papers and pulp, Verso provides insightful solutions that help drive improved customer efficiency, productivity, brand awareness and business results. Verso's long-standing reputation for quality and reliability is directly tied to our vision to be a company with passion that is respected and trusted by all. Verso's passion is rooted in ethical business practices that demand safe workplaces for our employees and sustainable wood sourcing for our products. This passion, combined with our flexible manufacturing capabilities and an unmatched commitment to product performance, delivery and service, make Verso a preferred choice among commercial printers, paper merchants and brokers, converters, publishers and other end users. For more information, visit us online at versoco.com.
Forward-Looking Statements
In this press release, all statements that are not purely historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be identified by the words “believe,” “expect,” “anticipate,” “project,” “plan,” “estimate,” “intend” and other similar expressions. Forward-looking statements are based on currently available business, economic, financial and other information and reflect management's current beliefs, expectations and views with respect to future developments and their potential effects on Verso. Actual results could vary materially depending on risks and uncertainties that may affect Verso and its business. For a discussion of such risks and uncertainties, please refer to Verso's filings with the Securities and Exchange Commission. Verso assumes no obligation to update any forward-looking statement made in this press release to reflect subsequent events or circumstances or actual outcomes.
Investor contact:
901-369-4128
Investor.Relations@versoco.com
Media contact:
Kathi Rowzie
Vice President, Communications and Public Affairs
901-369-5800
kathi.rowzie@versoco.com